Events after the reporting date	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date

12.         Events after the reporting date

Transactions with Related Parties

On October 23, 2024, the Company entered into two memoranda of agreement with an entity controlled by the Chairman of the Board of Directors and to which the Chief Executive Officer is also related, for the acquisition of two Kamsarmax scrubber outfitted dry bulk vessels (the “Vessels”), a 2016-built Kamsarmax dry bulk carrier with a carrying capacity of approximately 81,119 dwt for a purchase price of $27.5 million and a 2014-built dry bulk vessel with a carrying capacity of approximately 81,817 dwt for a purchase price of $26.5 million, both paid with available cash. The purchase of each Vessel was approved by a committee of the Board of Directors of the Company comprised solely of independent directors, as well as unanimously ratified by the Company’s Board of Directors.

An aggregate of $18 million of the purchase price for the 2016-built Vessel has been paid upon its delivery and the remaining balance is to be paid in one lump sum without interest no later than one year after the date of the relevant memorandum of agreement. An aggregate of $17 million of the purchase price for the 2014-built Vessel has been paid upon its delivery and the remaining balance is to be paid in one lump sum without interest no later than one year after the date of the relevant memorandum of agreement.

On November 19, 2024, the Company took delivery of the m/v “GLBS Angel,” a 2016-built Kamsarmax dry bulk carrier and on December 3, 2024 the Company took delivery of the m/v “GLBS Gigi,” a 2014-built Kamsarmax dry bulk carrier.

In July 2025, the Company settled the outstanding balance of $19 million to the sellers using available cash.